Cartesian Issues Statement on Status of Strategic Alternatives Review Process

Overland Park, KS – December 20, 2017 – Cartesian, Inc. (OTCQB: CRTN), a specialist provider of consulting services and managed solutions to the global communications, technology and digital media industries, has issued a statement on the status of its previously disclosed strategic alternatives review process.

During the Company's third quarter earnings call, which took place on November 13, 2017, Executive Chairman of the Board Donald J. Tringali stated that if the Company was not in a position to make an announcement by the end of the year regarding a strategic transaction, the Company would provide an update to shareholders. Accordingly, the Company released the following statement:

The Strategic Review Committee of the Board of Directors, working with its financial advisor, Armory Securities, has engaged in discussions with several parties regarding a variety of potential alternatives that would provide capital to the Company or result in a change of control. At this time, it is not apparent which, if any, of these discussions will materialize into an executable transaction. If an announcement regarding a path or strategic transaction has not been made prior to the end of the first quarter of 2018, the Company will provide another update to shareholders.

About Cartesian, Inc.

Cartesian, Inc. (OTCQB: CRTN) is a specialist provider of consulting services and managed solutions to leaders in the global communications, technology and digital media industries. Cartesian provides strategic advice, management consulting, and managed solutions to clients worldwide. The company has offices in Boston, Kansas City, London, New York, and Philadelphia. For more information, visit www.cartesian.com.

Cautionary Statement Regarding Forward Looking Information

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In particular, any statements that do not relate to historical or current facts constitute forward-looking statements, including any statements contained herein regarding expectations with respect to the Company's future business, financial condition and results of operations and the strategic review process. Forward-looking statements are subject to known and unknown risks, uncertainties, and contingencies, many of which are beyond the Company's control, which may cause actual results, performance, or achievements to differ materially from those anticipated, projected or implied in such forward-looking statements. Factors that might affect actual results, performance, or achievements include, among other things, our ability to generate sufficient cash flow from operations and obtain sufficient financing to pay our promissory note issued to Elutions if called for redemption by Elutions, our ability to successfully implement our strategic relationship with Elutions, our ability to consummate transactions with one or more strategic partners or investors, conditions in the industry sectors that the Company serves, overall economic and business conditions, the demand for the Company's services, the level of cash and non-cash expenditures incurred by the Company, and the factors described in this press release and in Cartesian's filings with the Securities and Exchange Commission, including the risks described in its periodic reports filed with the SEC, including, but not limited to, "Cautionary Statement Regarding Forward Looking Information" under Part I and "Risk Factors" in Item 1A of its Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and subsequent periodic reports containing updated disclosures of such risks. These filings are available at the SEC's web site at www.sec.gov. Any forward-looking statements made in this release speak only as of the date of this release. Cartesian does not intend to update these forward-looking statements and undertakes no duty to any person to provide any such update under any circumstances, except as may be required by law.

Investor Contact:

Matt Glover or Najim Mostamand, CFA
Liolios Group, Inc.
949-574-3860
CRTN@liolios.com